UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2019

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Annual Meeting of Stockholders of Triumph Bancorp, Inc. (the “Company”) held on May 16, 2019 (the “Annual Meeting”), the Company’s stockholders approved the First Amendment (the “Amendment”) to the Company’s 2014 Omnibus Incentive Plan ( the “Plan”), which Amendment (i) increases the total number shares of the Company’s common stock available for issuance under the Plan from 1,200,000 to 2,000,000, (ii) extends the expiration date of the Plan to May 16, 2029, and (iii) imposes a limit of $500,000 on the total aggregate compensation, including awards under the Plan, payable to each non-employee director of the Company during any calendar year.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the following matters:

(1)

To re-elect the four Class II Directors of the Company for a one-year term that will expire at the 2020 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. Final voting results were as follows:

		Votes	Votes	Broker
Name of Nominee	Votes For	Against	Withheld	Non-Votes
Douglas M. Kratz	19,924,827	375,885	3,794	3,538,438
Richard L. Davis	19,588,152	712,681	3,673	3,538,438
Michael P. Rafferty	19,951,753	349,080	3,673	3,538,438
C. Todd Sparks	19,951,031	349,802	3,673	3,538,438
(2)

To approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. Final voting results were as follows:

Votes For	19,968,594
Votes Against	288,784
Abstentions	47,128
Broker Non-Votes	3,538,438
(3)	To approve on a non-binding advisory basis the frequency of future say on pay votes. Final voting results were as follows:
One (1) Year	18,690,063
Two (2) Years	41,081
Three (3) Years	1,359,465
Broker Non-Votes	3,752,335

(4)	To approve the First Amendment to the Triumph Bancorp, Inc. 2014 Omnibus Incentive Plan. Final voting results were as follows:
Votes For	19,894,701
Votes Against	390,864
Abstentions	18,941
Broker Non-Votes	3,538,438
(5)	To approve the Triumph Bancorp, Inc. Employee Stock Purchase Plan. Final voting results were as follows:
Votes For	20,236,220
Votes Against	49,345
Abstentions	18,941
Broker Non-Votes	3,538,438
(6)	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:
Votes For	23,738,545
Votes Against	104,132
Abstentions	267

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
10.1	First Amendment to Triumph Bancorp, Inc. 2014 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel

Date:  May 16, 2019

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